SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 27, 2001

DLJ MORTGAGE ACCEPTANCE CORP (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ MORTGAGE ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-10                  13-3460894
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2001 among DLJ Mortgage Acceptance Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On August 27, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 27, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  August 30, 2001            By: /s/ Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 27, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 27, 2001

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               August 27, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------

IA1        69,664,201.00       51,743,458.98     4,941,233.09      210,962.39     5,152,195.48     0.00    0.00     46,802,225.89
IIA1       66,945,859.00       49,043,785.08     3,472,236.34      277,914.78     3,750,151.12     0.00    0.00     45,571,548.74
IIP           399,708.55          260,139.78        22,114.14            0.00        22,114.14     0.00    0.00        238,025.64
IIIA1      42,953,236.00       29,555,762.57     2,743,842.43      118,038.33     2,861,880.76     0.00    0.00     26,811,920.14
IIIP        4,168,734.24        3,018,712.33       265,621.71            0.00       265,621.71     0.00    0.00      2,753,090.62
AR1               100.00                0.00             0.00            0.00             0.00     0.00    0.00              0.00
AR2               100.00                0.00             0.00            0.00             0.00     0.00    0.00              0.00
AR3               100.00                0.00             0.00            0.00             0.00     0.00    0.00              0.00
B1         11,634,715.00       11,634,715.00             0.00       79,559.39        79,559.39     0.00    0.00     11,634,715.00
B2          6,576,147.08        6,576,147.08             0.00       47,708.44        47,708.44     0.00    0.00      6,576,147.08
TOTALS    202,342,900.87      151,832,720.82    11,445,047.71      734,183.33    12,179,231.04     0.00    0.00    140,387,673.11

IA2        69,664,201.00       51,743,458.98             0.00      210,951.70       210,951.70     0.00    0.00     46,802,225.89
XI          1,828,693.15        1,358,265.80             0.00        9,055.11         9,055.11     0.00    0.00      1,228,558.43
XII         9,861,518.91        7,308,716.34             0.00       48,724.78        48,724.78     0.00    0.00      6,822,190.44
IIIA2      42,953,236.00       29,555,762.57             0.00      103,629.89       103,629.89     0.00    0.00     26,811,920.14
XIII          474,612.22          332,852.45             0.00        2,496.39         2,496.39     0.00    0.00        315,138.94
XB1         1,071,804.05        1,071,804.00             0.00        7,368.65         7,368.65     0.00    0.00      1,071,804.00
XB2           195,405.00          195,405.00             0.00        1,424.83         1,424.83     0.00    0.00        195,405.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
--------------------------------------------------------------------------------------------      --------------------------------
            BEGINNING                                                             ENDING                              CURRENT
CLASS       PRINCIPAL            PRINCIPAL      INTEREST          TOTAL         PRINCIPAL         CLASS             PASS-THRU RATE
--------------------------------------------------------------------------------------------      --------------------------------
IA1       742.75536412        70.92930112      3.02827546       73.95757658       671.82606300         IA1               4.892500 %
IIA1      732.58877864        51.86633485      4.15133638       56.01767123       680.72244379         IIA1              6.800000 %
IIP       650.82365639        55.32566166      0.00000000       55.32566166       595.49799473         IIP               0.000000 %
IIIA1     688.09163924        63.87976054      2.74806606       66.62782660       624.21187870         IIIA1             4.792500 %
IIIP      724.13163234        63.71759261      0.00000000       63.71759261       660.41403973         IIIP              0.000000 %
AR1         0.00000000         0.00000000      0.00000000        0.00000000         0.00000000         AR1               9.788049 %
AR2         0.00000000         0.00000000      0.00000000        0.00000000         0.00000000         AR2               9.788049 %
AR3         0.00000000         0.00000000      0.00000000        0.00000000         0.00000000         AR3               9.788049 %
B1      1,000.00000000         0.00000000      6.83810390        6.83810390     1,000.00000000         B1                8.205724 %
B2      1,000.00000000         0.00000000      7.25477083        7.25477083     1,000.00000000         B2                8.705724 %
TOTALS    750.37335220        56.56263531      3.62841161       60.19104692       693.81071689

IA2       742.75536412         0.00000000      3.02812200        3.02812200       671.82606300         IA2               4.892252 %
XI        742.75216703         0.00000000      4.95168367        4.95168367       671.82317055         XI                8.000000 %
XII       741.13495159         0.00000000      4.94090012        4.94090012       691.79915409         XII               8.000000 %
IIIA2     688.09163924         0.00000000      2.41262125        2.41262125       624.21187870         IIIA2             4.207500 %
XIII      701.31453842         0.00000000      5.25985193        5.25985193       663.99246947         XIII              9.000000 %
XB1       999.99995335         0.00000000      6.87499735        6.87499735       999.99995335         XB1               8.250000 %
XB2     1,000.00000000         0.00000000      7.29167626        7.29167626     1,000.00000000         XB2               8.750000 %
--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               August 27, 2001

Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                                 67,291.25
                Group 2 Scheduled Principal                                                105,489.54
                Group 3 Scheduled Principal                                                 63,801.80

                Principal Prepayments
                Group 1 Principal Prepayments                                            4,472,967.12
                Group 2 Principal Prepayments                                            3,071,719.06
                Group 3 Principal Prepayments                                            2,816,003.80

                Curtailment
                Group 1 Curtailment                                                        166,777.30
                Group 2 Curtailment                                                        165,357.65
                Group 3 Curtailment                                                         73,016.46

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                                     0.00
                Group 2 Liquidation Proceeds                                                     0.00
                Group 3 Liquidation Proceeds                                                     0.00

                Gross Interest
                Group 1 Gross Interest                                                     599,384.03
                Group 2 Gross Interest                                                     522,568.19
                Group 3 Gross Interest                                                     327,123.77


Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Class IA1 Unpaid Interest Shortfall                                              0.00
                Class XI Unpaid Interest Shortfall                                               0.00
                Class IIA1 Unpaid Interest Shortfall                                             0.00
                Class XII Unpaid Interest Shortfall                                              0.00
                Class IIIA1 Unpaid Interest Shortfall                                            0.00
                Class IIIA2 Unpaid Interest Shortfall                                            0.00
                Class XIII Unpaid Interest Shortfall                                             0.00
                Class AR1 Unpaid Interest Shortfall                                              0.00
                Class AR2 Unpaid Interest Shortfall                                              0.00
                Class AR3 Unpaid Interest Shortfall                                              0.00
                Class B1 Unpaid Interest Shortfall                                               0.00
                Class XB1 Unpaid Interest Shortfall                                              0.00
                Class B2 Unpaid Interest Shortfall                                               0.00
                Class XB2 Unpaid Interest Shortfall                                              0.00

Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                                    58,633,354.76
                Group 2 Beginning Collateral Balance                                    55,964,482.71
                Group 3 Beginning Collateral Balance                                    37,234,889.98

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                                       53,692,121.67
                Group 2 Ending Collateral Balance                                       52,470,132.23
                Group 3 Ending Collateral Balance                                       34,225,425.84

Sec. 4.06(vi)   Senior Percentage
                Group1 Senior Percentage                                                     100.00 %
                Group2 Senior Percentage                                                     100.00 %
                Group3 Senior Percentage                                                     100.00 %

                Subordinate Percentage
                Group1 Subordindate Percentage                                                 0.00 %
                Group2 Subordinate Percentage                                                  0.00 %
                Group3 Subordinate Percentage                                                  0.00 %

Sec. 4.06(vii)  Servicing Fees
                Group1 Servicing Fee                                                        24,430.56
                Group2 Servicing Fee                                                        52,699.22
                Group3 Servicing Fee                                                        17,858.20

Sec. 4.06(ix)   Advances
                Group1 Advances                                                                 0.00
                Group2 Advances                                                                 0.00
                Group3 Advances                                                                 0.00


                                      -7-

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               August 27, 2001


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                Category              Number        Principal Balance     Percentage

               1 Month                   11            524,116.68          0.98 %
               2 Month                    3            141,306.47          0.26 %
               3 Month                    4            129,725.16          0.24 %
                 Total                   18            795,148.31          1.48 %

                         Group 2
                Category              Number        Principal Balance     Percentage

               1 Month                   11            379,134.61          0.72 %
               2 Month                    3             38,339.73          0.07 %
               3 Month                    4            102,749.91          0.20 %
                 Total                   18            520,224.25          0.99 %

                         Group 3
                Category              Number        Principal Balance     Percentage

               1 Month                   10            785,373.12          2.29 %
               2 Month                    4            117,017.03          0.34 %
               3 Month                    2             97,326.83          0.28 %
                 Total                   16            999,716.98          2.91 %
                         Group Totals

                Category              Number        Principal Balance     Percentage

               1 Month                   32          1,688,624.41          1.20 %
               2 Month                   10            296,663.23          0.21 %
               3 Month                   10            329,801.90          0.23 %
                 Total                   52          2,315,089.54          1.64 %



                -------------------------------------------------------------------------

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


                         Group 1
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 2
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 3
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                      Group Totals
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %

                -------------------------------------------------------------------------

Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------
                                      -8-


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               August 27, 2001

Sec. 4.06(xiv)    Senior Prepayment Percentage
                  Group I Senior Prepayment Percentage                                     100.00 %
                  Group II Senior Prepayment Percentage                                    100.00 %
                  Group III Senior Prepayment Percentage                                   100.00 %

Sec. 4.06(xv)     Subordinate Prepayment Percentage
                  Group I Subordinate Prepayment Percentage                                  0.00 %
                  Group II Subordinate Prepayment Percentage                                 0.00 %
                  Group III Subordinate Prepayment Percentage                                0.00 %

Sec. 4.06(xvi)    Current Realized Losses
                  Group1 Current Realized Losses                                              0.00
                  Group2 Current Realized Losses                                              0.00
                  Group3 Current Realized Losses                                              0.00

                  Cumulative Realized Losses
                  Group1 Cumulative Realized Losses                                           0.00
                  Group2 Cumulative Realized Losses                                           0.00
                  Group3 Cumulative Realized Losses                                           0.00

Sec. 4.6(xvii)    Special Hazard Coverage Amount                                      1,403,876.80

                  Bankruptcy Loss Coverage Amount                                       100,000.00

                  Trustee Fee                                                             1,265.27
                  Loss Mitigation Fee                                                       632.64
                  Pool Insurance Fee                                                    211,636.75
                  Special Hazard Fee                                                     19,991.31
                  Certificate Insurer Premium                                             2,709.97

                                      -9-


